I, John Pasco, III, certify that:

1.  I have reviewed this report on Form N-Q of The World Funds;

2.  Based on my knowledge, this report does not contain any untrue statement of
	a material fact or omit to state a material fact necessary to make the
	statements made, in light of the circumstances under which such statements
	were made, not misleading with respect to the period covered by this report;

3.  Based on my knowledge, the schedule of investments included in this report
	fairly present in all material respects the investments of the registrant as
	of the end of the fiscal quarter for which the report is filed;

4.  The registrant's other certifying officer(s)and I are responsible for
	establishing and maintaining disclosure controls and procedures (as defined
	in Rule 30a-3(c) under the Investment Company Act of 1940) and internal
	control over financial reporting (as defined in Rule 30a-3(d) under the
	Investment Company Act of 1940) for the registrant and have:

    (a)   Designed such disclosure controls and procedures, or caused such
		  disclosure controls and procedures to be designed under our
		  supervision, to ensure that material information relating to the
		  registrant, including its consolidated subsidiaries, is made known to
		  us by others within those entities, particularly during the period in
		  which this report is being prepared;

    (b)   Designed such internal control over financial reporting, or caused
		  such internal control over financial reporting to be designed under
		  our supervision, to provide reasonable assurance regarding the
		  reliability of financial reporting and the preparation of financial
		  statements for external purposes in accordance with generally
		  accepted accounting principles;

    (c)   Evaluated the effectiveness of the registrant's disclosure controls
		  and procedures and presented in this report our conclusions about the
		  effectiveness of the disclosure controls and procedures, as of a date
		  within 90 days prior to the filing date of this report, based on such
		  evaluation; and

    (d)   Disclosed in this report any change in the registrant's internal
		  control over financial reporting that occurred during the
		  registrant's most recent fiscal quarter that has materially affected,
		  or is reasonably likely to materially affect, the registrant's
		  internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

    (a)   All significant deficiencies and material weaknesses in the design or
		  operation of internal control over financial reporting which are
		  reasonably likely to adversely affect the registrant's ability to
		  record, process, summarize, and report financial information; and

    (b)   Any fraud, whether or not material, that involves management or other
		  employees who have a significant role in the registrant's internal
		  control over financial reporting.

Date: July 30, 2013

/s/ John Pasco, III
-------------------
John Pasco, III
Principal Executive Officer

I, Karen Shupe, certify that:

1.  I have reviewed this report on Form N-Q of The World Funds;

2.  Based on my knowledge, this report does not contain any untrue statement of
	a material fact or omit to state a material fact necessary to make the
	statements made, in light of the circumstances under which such statements
	were made, not misleading with respect to the period covered by this report;

3.  Based on my knowledge, the schedule of investments included in this report
	fairly present in all material respects the investments of the registrant as
	of the end of the fiscal quarter for which the report is filed;

4.  The registrant's other certifying officer(s)and I are responsible for
	establishing and maintaining disclosure controls and procedures (as defined
	in Rule 30a-3(c) under the Investment Company Act of 1940) and internal
	control over financial reporting (as defined in Rule 30a-3(d) under the
	Investment Company Act of 1940) for the registrant and have:

    (a)   Designed such disclosure controls and procedures, or caused such
		  disclosure controls and procedures to be designed under our
		  supervision, to ensure that material information relating to the
		  registrant, including its consolidated subsidiaries, is made known to
		  us by others within those entities, particularly during the period in
		  which this report is being prepared;

    (b)   Designed such internal control over financial reporting, or caused
		  such internal control over financial reporting to be designed under
		  our supervision, to provide reasonable assurance regarding the
		  reliability of financial reporting and the preparation of financial
		  statements for external purposes in accordance with generally accepted
		  accounting principles;

    (c)   Evaluated the effectiveness of the registrant's disclosure controls
		  and procedures and presented in this report our conclusions about the
		  effectiveness of the disclosure controls and procedures, as of a date
		  within 90 days prior to the filing date of this report, based on such
		  evaluation; and

    (d)   Disclosed in this report any change in the registrant's internal
		  control over financial reporting that occurred during the registrant's
		  most recent fiscal quarter that has materially affected, or is
		  reasonably likely to materially affect, the registrant's internal
		  control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

    (a)   All significant deficiencies and material weaknesses in the design or
		  operation of internal control over financial reporting which are
		  reasonably likely to adversely affect the registrant's ability to
		  record, process, summarize, and report financial information; and

    (b)   Any fraud, whether or not material, that involves management or other
		  employees who have a significant role in the registrant's internal
		  control over financial reporting.

Date: July 30, 2013

/s/ Karen Shupe
---------------
Karen Shupe
Principal Financial Officer